UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 14, 2024

Benchmark 2024-V6 Mortgage Trust

(Central Index Key Number 0002012265)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Bank of Montreal

(Central Index Key Number 0000927971)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-03	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York		10282
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01.	Other Events.

On March 14, 2024, GS Mortgage Securities Corporation II (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $961,793,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“Barclays Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), BMO Capital Markets Corp. (“BMO Capital Markets”), AmeriVet Securities, Inc. (“AmeriVet”) and CastleOak Securities, L.P. (“CastleOak”, and together with GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets and AmeriVet, in such capacities, the “Underwriters”) on or about March 28, 2024 (the “Closing Date”), pursuant to an underwriting agreement, dated as of March 14, 2024 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor and the Underwriters.

On March 14, 2024, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $102,432,577, to GS&Co., CGMI, DBSI, BMO Capital Markets, AmeriVet and CastleOak (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of March 14, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause the issuance of the Benchmark 2024-V6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V6 (the “Certificates”) (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of March 1, 2024 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR and Class J-RR and Class R Certificates (the “Privately Offered Certificates”) and (iii) Class RR Certificates.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus, dated March 15, 2024 and filed with the Securities and Exchange Commission on March 18, 2024 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Prime Storage - Hudson Valley Portfolio	4.8	NAP
Kenwood Towne Centre	4.9	4.2(1)(2)
Vero Office Portfolio	4.10	(3)
Casa Cipriani	4.11	NAP
Wateridge	4.12	NAP
Lexmark	4.13	NAP
Tysons Corner Center	4.14	4.3
Staten Island Mall	4.15	4.2(2)
Wildwood Center	4.16	NAP
Timber Creek Crossing	4.17	4.4
369 Lexington Avenue & 2 West 46th Street	4.18	4.5
Sheraton Hotel Brooklyn	4.19	4.2(2)
Coastline Apartments	4.20	(3)
Syngenta Woodland	4.21	(3)
AutoNation	4.22	4.6
Crescent Center	4.23	4.7
(1)	The subject Whole Loan will be serviced under the applicable Non-Serviced PSA until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The Depositor will file the applicable Non-Serviced PSA upon availability.
(3)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2024-V6 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 62 commercial, multifamily and/or manufactured housing properties. The Mortgage Loans will be acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of March 28, 2024 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of March 28, 2024 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of March 28, 2024 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Bank of Montreal (“BMO”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of March 28, 2024 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO and (v) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of March 28, 2024 (the “BCREI Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), among the Depositor, BCREI and Barclays Capital Holdings Inc. Further information regarding such sales has been previously provided in the Prospectus.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and (iii) the sale of the Class RR Certificates by the Depositor to Deutsche Bank AG, New York Branch, as a “majority-owned affiliate” (as defined in the Risk Retention Rules) of GACC, and CREFI, pursuant to the applicable Mortgage Loan Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates and the Class RR Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The related registration statement (file no. 333-261764) was originally declared effective on March 30, 2022. In connection with the Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of March 15, 2024.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of March 14, 2024, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., AmeriVet Securities, Inc. and CastleOak Securities, L.P., as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement is dated and effective as of March 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Trust and Servicing Agreement, dated as of December 12, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Berkadia Commercial Mortgage LLC, as master servicer, Situs Holdings, LLC, as special servicer and Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian.

Exhibit 4.4	Pooling and Servicing Agreement is dated and effective as of February 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.6	Pooling and Servicing Agreement is dated and effective as of February 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of February 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.

Exhibit 4.8	Co-Lender Agreement, dated as of February 27, 2024, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, Note A-2, Note A-3, Note A-4 and Note A-5, relating to the Prime Storage – Hudson Valley Portfolio Whole Loan.

Exhibit 4.9	Co-Lender Agreement, dated as of February 9, 2024, by and among Wells Fargo Bank, National Association, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4, Goldman Sachs Bank USA, as initial holder of Note A-2-1, Note A-2-2, Note A-2-3, and Société Générale Financial Corporation, as initial holder of Note A-3-1, Note A-3-2 and Note A-3-3, relating to the Kenwood Towne Centre Whole Loan.

Exhibit 4.10	Agreement Between Noteholders, dated as of March 6, 2024, by and among Argentic Real Estate Finance 2 LL, as initial holder of Note A-1 and Note A-2, and Goldman Sachs Bank USA, as initial holder of Note A-3 and Note A-4, relating to the Vero Office Portfolio Whole Loan.

Exhibit 4.11	Co-Lender Agreement, dated as of February 23, 2024, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, JPMorgan Chase Bank, National Association, as initial holder of Note A-2, and Argentic Real Estate Finance 2 LLC, as initial holder of Note A-3, relating to the Casa Cipriani Whole Loan.

Exhibit 4.12	Co-Lender Agreement, dated as of March 14, 2024, between DBR Investments Co. Limited, as initial holder of Note A-1 and Note A-2, relating to the Wateridge Whole Loan.

Exhibit 4.13	Agreement Between Note Holders, dated as of February 13, 2024, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1 and UBS AG, New York Branch, as initial holder of Note A-2, relating to the Lexmark Whole Loan.

Exhibit 4.14	Co-Lender Agreement, dated as of December 12, 2023, by and between Deutsche Bank AG, New York Branch, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4, Note A-1-5 and Note A-1-6, Bank of Montreal, as initial holder of Note A-4-1, Note A-4-2 and Note A-4-3, JPMorgan Chase Bank, National Association, as initial holder of Note A-3-1, Note A-3-2, Note A-3-3 and Note A-3-4 and Goldman Sachs Bank USA, as initial holder of Note A-2-1, A-2-2, Note A-2-3 and Note A-2-4, relating to the Tysons Corner Center Whole Loan.

Exhibit 4.15	Co-Lender Agreement, dated as of January 18, 2024, between Deutsche Bank AG, New York Branch, as initial holder of Note A-1, Note A-2, Note A-3 and Note A-4, Barclays Capital Real Estate Inc., as initial holder of Note A-5, Note A-6, Note A-7 and Note A-8, and Wells Fargo Bank, National Association, as initial holder of Note A-9, Note A-10, Note A-11 and Note A-12, relating to the Staten Island Mall Whole Loan.

Exhibit 4.16	Co-Lender Agreement, dated as of March 19, 2024, by and between BSPRT CMBS Finance, LLC, as initial holder of Note A-1, and BSPRT Finance Sub-Lender II, LLC, as initial holder of Note A-2, Note A-3, Note A-4 and Note A-5, relating to the Wildwood Center Whole Loan.

Exhibit 4.17	Agreement Between Note Holders, dated as of January 19, 2024, by and between Wells Fargo Bank, National Association, as initial holder of Note A-1 and Citi Real Estate Funding Inc., as initial holder of Note A-2, relating to the Timber Creek Crossing Whole Loan.

Exhibit 4.18	Co-Lender Agreement, dated as of October 19, 2023, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1-1, Note A-1-2, Note A-2 and Note A-3, and Bank of Montreal, as initial holder of Note A-4, Note A-5, Note A-6-1, Note A-6-2 and Note A-7, relating to the 369 Lexington Avenue & 2 West 46th Street Whole Loan.

Exhibit 4.19	Co-Lender Agreement, dated as of March 14, 2024, between DBR Investments Co. Limited, as initial holder of Note A-1, DBR Investments Co. Limited, as initial holder of Note A-2, DBR Investments Co. Limited, as initial holder of Note A-3 and DBR Investments Co. Limited, as initial holder of Note A-4, relating to the Sheraton Hotel Brooklyn Whole Loan.

Exhibit 4.20	Co-Lender Agreement, dated as of January 31, 2024, by and between Argentic Real Estate Finance 2 LLC, as initial holder of Note A-1 and Bank of Montreal, as initial holder of Note A-2, relating to the Coastline Apartments Whole Loan.

Exhibit 4.21	Co-Lender Agreement, dated as of March 14, 2024, between DBR Investments Co. Limited, as initial holder of Note A-1 and DBR Investments Co. Limited, as initial holder of Note A-2, relating to the Syngenta Woodland Whole Loan.

Exhibit 4.22	Agreement Between Note Holders, dated as of December 1, 2023, by and between Barclays Capital Real Estate Inc., as initial holder of Note A-1-1 and Note A-1-2, and Argentic Real Estate Finance 2 LLC, as initial holder of Note A-2-1 and Note A-2-2, relating to the AutoNation Whole Loan.

Exhibit 4.23	Co-Lender Agreement, dated as of January 26, 2024, by and between Greystone CMC I LLC, as initial holder of Note A-1, Greystone CMC I LLC, as initial holder of Note A-2, Greystone CMC I LLC, as initial holder of Note A-3, Greystone CMC I LLC, as initial holder of Note A-4-1, Greystone CMC I LLC, as initial holder of Note A-4-2 and Greystone CMC I LLC, as initial holder of Note A-5, relating to the Crescent Center Whole Loan.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated March 15, 2024.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2024	GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated as of March 14, 2024, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., AmeriVet Securities, Inc. and CastleOak Securities, L.P., as underwriters.	(E)

4.1	Pooling and Servicing Agreement, dated as of March 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement is dated and effective as of March 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.3	Trust and Servicing Agreement, dated as of December 12, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Berkadia Commercial Mortgage LLC, as master servicer, Situs Holdings, LLC, as special servicer and Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian.	(E)

4.4	Pooling and Servicing Agreement is dated and effective as of February 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender	(E)

Services LLC, as operating advisor and as asset representations reviewer.

4.5	Pooling and Servicing Agreement, dated as of November 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.6	Pooling and Servicing Agreement is dated and effective as of February 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)

4.7	Pooling and Servicing Agreement, dated as of February 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.	(E)

4.8	Co-Lender Agreement, dated as of February 27, 2024, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, Note A-2, Note A-3, Note A-4 and Note A-5, relating to the Prime Storage – Hudson Valley Portfolio Whole Loan.	(E)

4.9	Co-Lender Agreement, dated as of February 9, 2024, by and among Wells Fargo Bank, National Association, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4, Goldman Sachs Bank USA, as initial holder of Note A-2-1, Note A-2-2, Note A-2-3, and Société Générale Financial Corporation, as initial holder of Note A-3-1, Note A-3-2 and Note A-3-3, relating to the Kenwood Towne Centre Whole Loan.	(E)

4.10	Agreement Between Noteholders, dated as of March 6, 2024, by and among Argentic Real Estate Finance 2 LL, as initial holder of Note A-1 and Note A-2, and	(E)

Goldman Sachs Bank USA, as initial holder of Note A-3 and Note A-4, relating to the Vero Office Portfolio Whole Loan.

4.11	Co-Lender Agreement, dated as of February 23, 2024, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1, JPMorgan Chase Bank, National Association, as initial holder of Note A-2, and Argentic Real Estate Finance 2 LLC, as initial holder of Note A-3, relating to the Casa Cipriani Whole Loan.	(E)

4.12	Co-Lender Agreement, dated as of March 14, 2024, between DBR Investments Co. Limited, as initial holder of Note A-1 and Note A-2, relating to the Wateridge Whole Loan.	(E)

4.13	Agreement Between Note Holders, dated as of February 13, 2024, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1 and UBS AG, New York Branch, as initial holder of Note A-2, relating to the Lexmark Whole Loan.	(E)

4.14	Co-Lender Agreement, dated as of December 12, 2023, by and between Deutsche Bank AG, New York Branch, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4, Note A-1-5 and Note A-1-6, Bank of Montreal, as initial holder of Note A-4-1, Note A-4-2 and Note A-4-3, JPMorgan Chase Bank, National Association, as initial holder of Note A-3-1, Note A-3-2, Note A-3-3 and Note A-3-4 and Goldman Sachs Bank USA, as initial holder of Note A-2-1, A-2-2, Note A-2-3 and Note A-2-4, relating to the Tysons Corner Center Whole Loan.	(E)

4.15	Co-Lender Agreement, dated as of January 18, 2024, between Deutsche Bank AG, New York Branch, as initial holder of Note A-1, Note A-2, Note A-3 and Note A-4, Barclays Capital Real Estate Inc., as initial holder of Note A-5, Note A-6, Note A-7 and Note A-8, and Wells Fargo Bank, National Association, as initial holder of Note A-9, Note A-10, Note A-11 and Note A-12, relating to the Staten Island Mall Whole Loan.	(E)

4.16	Co-Lender Agreement, dated as of March 19, 2024, by and between BSPRT CMBS Finance, LLC, as initial holder of Note A-1, and BSPRT Finance Sub-Lender II, LLC, as initial holder of Note A-2, Note A-3, Note A-4 and Note A-5, relating to the Wildwood Center Whole Loan.	(E)

4.17	Agreement Between Note Holders, dated as of January 19, 2024, by and between Wells Fargo Bank, National	(E)

Association, as initial holder of Note A-1 and Citi Real Estate Funding Inc., as initial holder of Note A-2, relating to the Timber Creek Crossing Whole Loan.

4.18	Co-Lender Agreement, dated as of October 19, 2023, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1-1, Note A-1-2, Note A-2 and Note A-3, and Bank of Montreal, as initial holder of Note A-4, Note A-5, Note A-6-1, Note A-6-2 and Note A-7, relating to the 369 Lexington Avenue & 2 West 46th Street Whole Loan.	(E)

4.19	Co-Lender Agreement, dated as of March 14, 2024, between DBR Investments Co. Limited, as initial holder of Note A-1, DBR Investments Co. Limited, as initial holder of Note A-2, DBR Investments Co. Limited initial holder of Note A-3 and DBR Investments Co. Limited, as initial holder of Note A-4, relating to the Sheraton Hotel Brooklyn Whole Loan.	(E)

4.20	Co-Lender Agreement, dated as of January 31, 2024, by and between Argentic Real Estate Finance 2 LLC, as initial holder of Note A-1 and Bank of Montreal, as initial holder of Note A-2, relating to the Coastline Apartments Whole Loan.	(E)

4.21	Co-Lender Agreement, dated as of March 14, 2024, between DBR Investments Co. Limited, as initial holder of Note A-1 and DBR Investments Co. Limited, as initial holder of Note A-2, relating to the Syngenta Woodland Whole Loan.	(E)

4.22	Agreement Between Note Holders, dated as of December 1, 2023, by and between Barclays Capital Real Estate Inc., as initial holder of Note A-1-1 and Note A-1-2, and Argentic Real Estate Finance 2 LLC, as initial holder of Note A-2-1 and Note A-2-2, relating to the AutoNation Whole Loan.	(E)

4.23	Co-Lender Agreement, dated as of January 26, 2024, by and between Greystone CMC I LLC, as initial holder of Note A-1, Greystone CMC I LLC, as initial holder of Note A-2, Greystone CMC I LLC, as initial holder of Note A-3, Greystone CMC I LLC, as initial holder of Note A-4-1, Greystone CMC I LLC, as initial holder of Note A-4-2 and Greystone CMC I LLC, as initial holder of Note A-5, relating to the Crescent Center Whole Loan.	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated March 15, 2024.	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of March 28, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.	(E)